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                                               Exhibit 2


                                 Janos Szekeres
                              70 Ocean Drive East
                             Stamford, Connecticut


                                                               December 21, 1994


Ricoh Corporation
Five Dedrick Place
West Caldwell, NJ 07006

Ladies and Gentlemen:

                  We understand that simultaneously herewith (i) Ricoh Corporation (the "Parent"), SC Acquisition Corp., a wholly owned subsidiary of Parent (the "Merger Sub"), and Savin Corporation (the "Company") are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of the Company by the Parent pursuant to a merger (the "Merger") of the Merger Sub with and into the Company and (ii) the Parent and each of the other stockholders of the Company listed on Schedule A to the Merger Agreement (together with the undersigned, the "Lock-Up Stockholders") is entering into an agreement substantially similar to this letter agreement (this "Stockholder Agreement" and, together with the other such agreements, the "Stockholder Agreements").

                  The undersigned is a stockholder of the Company and is entering into this Stockholder Agreement to induce the Parent to enter into the Merger Agreement.

                  The undersigned hereby agrees with the Parent as follows:

                  1. As of the date hereof, the undersigned is the record and beneficial owner of 326,000 shares (together with any additional shares acquired after the date hereof, the "Undersigned's Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), and that, except as set forth on Schedule A attached hereto, the Undersigned's Shares are free and clear of all liens, charges, encumbrances, voting agreements and commitments of any kind. As of the date hereof, the undersigned does not own or hold any voting rights with respect to any additional shares of Common Stock. The undersigned does not have any options, warrants or rights to acquire additional shares of Common Stock.

                  2. The undersigned agrees that it will not, directly or indirectly, sell or otherwise transfer, pledge, encumber or dispose of, or enter into any agreement or commitment to sell or otherwise transfer, pledge, encumber or dispose of, any of the Undersigned's Shares or any interest therein or grant any proxies or voting rights with respect thereto, other than pursuant to the Merger.

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                  3. The undersigned, solely in its capacity as a stockholder of the Company, agrees to cooperate fully with you in connection with the Merger, to take promptly all such actions as may be necessary or appropriate to facilitate the consummation of the Merger and not to take any action that would impede, interfere with or attempt to discourage the consummation of the Merger. The undersigned further agrees that it will not, nor will it cause or permit any of its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants or other agents or representatives retained by or acting for or on its behalf or any of its affiliates to, directly or indirectly, initiate, solicit, encourage, participate in any negotiations regarding, furnish any confidential information in connection with, endorse or otherwise cooperate with, assist, participate in or facilitate the making of any proposal or offer for, or that may reasonably be expected to lead to, an Acquisition Transaction (as defined below), by any person, corporation, partnership or other entity or group. As used in this letter agreement "Acquisition Transaction" means any merger, consolidation or other business combination involving the Company, or any acquisition in any manner of all or a substantial portion of the equity (whether by tender offer or otherwise) of, or all or a substantial portion of the assets of, the Company, whether for cash, securities or any other consideration or combination thereof, other than pursuant to the transactions contemplated by the Merger Agreement.

                  4. The undersigned grants to the Parent an exclusive and irrevocable option (the "Option") to purchase the Undersigned's Shares at a price per share (the "Option Price") equal to $41,500,000, less the aggregate amount of all payments, if any, made by the Company prior to the Option Closing Date to the holders of Stock Options (as defined below) in connection with any redemption, cancellation or termination thereof, divided by the total of: (a) the number of shares of Common Stock issued and outstanding immediately prior to the closing of the purchase of the Undersigned's Shares pursuant to the Option (the " Option Closing"); (b) the number of shares of Common Stock that are issuable pursuant to the Company's plan of reorganization (the "Plan of Reorganization") in settlement in full of all then outstanding prepetition disputed claims against the Company that have not been resolved as of the Option Closing (the "Unresolved Claims"); (c) the number of shares of Common Stock that are issuable pursuant to all options, calls, subscriptions, stock appreciation rights and other rights and agreements obligating the Company to issue, transfer or sell, and securities and rights convertible or exchangeable for, any shares of Common Stock, including, without limitation, any such rights, including anti-dilution rights, pursuant to the Plan of Reorganization (collectively, "Stock Options"), existing as of the Option

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Closing, whether or not such Stock Options are then exercisable; and (d) the number of shares of Common Stock having a value (calculated assuming the Option Price) in an amount equal to the reasonably estimated out-of-pocket costs and expenses to be incurred by the Company in connection with the resolution of all then outstanding Unresolved Claims at any time after the occurrence of any of the following events:

                           (i)  the failure of the Company to call a
special meeting of stockholders to approve the Merger Agreement for a date on or before the date that is 120 days after the date hereof (the "Merger Termination Date") or the adjournment of such meeting to a date after the Merger Termination Date;

                           (ii)  the failure of the Board of Directors
of the Company to recommend to the stockholders the adoption and approval of the Merger Agreement or the withdrawal of such recommendation after it has been made;

                           (iii)  the breach by the undersigned of
paragraph 3 or 8 of this Stockholder Agreement;

                           (iv)  the breach by any other Lock-Up
Stockholder of paragraph 3 or 8 of such stockholder's
Stockholder Agreement;

                           (v)  the breach by the Company of Section 5.8
of the Merger Agreement;

                           (vi)  any attempt by the undersigned to
revoke the proxy granted to the Parent herein or the failure by the undersigned timely to deliver a valid proxy in the event the validity of the proxy granted by the undersigned is called into doubt; or

                           (vii)  any attempt by any other Lock-Up
Stockholder to revoke the proxy granted to the Parent under the Stockholder Agreement to which such Lock-up Stockholder is party or the failure by such Lock-Up Stockholder timely to deliver a valid proxy in the event the validity of the proxy granted by such Lock-Up Stockholder thereunder is called into doubt.

                  5. Subject to paragraph 7 below, if the Parent wishes to exercise the Option, the Parent shall send a written notice to the undersigned at the above address specifying a place, time and date (no later than the date that is 10 days after the date of such notice) for the closing of such purchase. At a closing for the exercise of the Option: (i) the Parent shall pay the Option Price with respect to each of the Undersigned's Shares (the "Purchase Price") to the undersigned by (a) delivering to the

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undersigned a certified or bank check or checks payable to the undersigned or to the order of such other person or entity as designated in writing by the undersigned in the amount of 90% of the Purchase Price and by (b) delivering to the Company, to be held in escrow as described below, a certified or bank check or checks payable to the undersigned or to the order of such other person or entity as designated in writing by the undersigned in the amount of 10% of the Purchase Price (the "Escrowed Purchase Price"); and (ii) the undersigned shall deliver to the Parent a duly executed certificate or certificates representing all of the Undersigned's Shares, duly endorsed in blank or accompanied by appropriate stock powers duly endorsed in blank, in each case with signature guaranteed; provided that any applicable waiting period under the HSR Act shall have expired. The Company shall hold the Escrowed Purchase Price until the earlier of (i) the closing of the transactions contemplated by the Merger Agreement or such similar transactions as may occur pursuant to paragraph 7 below and (ii) the 420th day to occur after the date hereof, at which time the Company shall, subject to the following conditions, deliver the Escrowed
Purchase Price to the undersigned. If the aggregate purchase price under the Merger Agreement is adjusted by agreement of the parties thereto, the Purchase Price hereunder shall be adjusted in a corresponding manner, and the Company shall (with the cooperation of the Parent in delivering appropriately denominated replacement check(s) in exchange for the delivery by the Company of the original check(s) to the Company) deliver a correspondingly smaller portion of the Escrowed Purchase Price to the undersigned. If the parties to the Merger Agreement agree to escrow a portion of the Purchase Price thereunder in connection with any Significant Lawsuit (as defined in the Merger Agreement), a portion of the Escrowed Purchase Price shall be placed in such escrow, subject to the terms and conditions thereof, as if the undersigned were at such time a stockholder of the Company.

                  6. If the Parent exercises the Option at a time when there are outstanding any Unresolved Claims, the Parent covenants and agrees (i) at any time that it has the right and authority to control the management of the Company, to use its best efforts to cause the Company to resolve finally all such Unresolved Claims as expeditiously and efficiently as reasonably practicable and to keep a separate accounting of the amounts in which such Unresolved Claims are finally resolved and all costs and expenses incurred by the Company in connection with the resolution of such Unresolved Claims, and
(ii) to pay to the undersigned (or if the Merger has been consummated, to cause the Company to pay to the undersigned) promptly following the final resolution thereafter of all such Unresolved Claims, the undersigned's Pro Rata Share (as defined below) of the Retained Claim Amount (as defined below), if any, with respect to such

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Unresolved Claims. "Pro Rata Share" shall mean, with respect to the undersigned, a fraction, the numerator of which shall equal the number of the Undersigned's Shares purchased by the Parent pursuant to the Option and the denominator of which shall equal the total of: (i) the number of shares of Common Stock issued and outstanding immediately prior to the Option Closing; and (ii) the number of shares of Common Stock that are issuable pursuant to all Stock Options outstanding or existing as of the Option Closing, whether or not exercisable as of the Option Closing. "Retained Claim Amount" shall mean, with respect to all Unresolved Claims the amount, if any, by which the aggregate amount of such Unresolved Claims stated in the Plan of Reorganization exceeds the sum of: (i) consideration paid or issued by the Company in connection with the resolution of such Unresolved Claims (including consideration in the form of shares of Common Stock, which shall be valued for such purpose at the value attributed to such shares in the Plan of Reorganization, and (ii) all out-of-pocket costs and expenses incurred by the Company in connection with the resolution of such Unresolved Claims.

                  7. The undersigned has granted the Option to the Parent to induce the Parent to enter into and consummate the transactions contemplated by the Merger Agreement. The Parent covenants and agrees with the undersigned not to exercise the Option unless it simultaneously exercises each of the options provided in the other Stockholder Agreements; provided that, so long as the Parent shall have attempted in good faith to exercise such other options and shall have been ready, subject to performance by the other parties to the other Stockholder Agreements, to perform its own obligations thereunder (including the payment of the option price contemplated thereby), the closing of the purchase of the Undersigned's Shares pursuant to the Option shall not be contingent upon the closing of the purchases by the Parent pursuant to such other options. In addition, the Parent covenants and agrees with the undersigned that if the Parent acquires the Undersigned's Shares pursuant to the Option or any of the shares of Common Stock held by the other Lock-up Stockholders pursuant to the options contained in the other Stockholder Agreements, (a) it will not thereafter terminate the Merger Agreement unless (i) at any time thereafter that a majority of the directors of the Company are persons not designated or appointed by the Parent, the Company shall materially breach or fail to perform in any material respect its covenants or obligations under the Merger Agreement or (ii) the Effective Time (as defined in the Merger Agreement) shall not have occurred by the date that is 240 days after the date hereof, (b) it will perform its obligations under the Merger Agreement, and (c) if for any reason the transactions contemplated by the Merger Agreement are not consummated and the Merger Agreement is terminated, it shall as promptly as practicable but in no event later than within

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180 days after the termination of the Merger Agreement either offer to the
Company and its stockholders to effect a merger in which the Acquiror or some other transitory subsidiary of the Parent is merged with and into the Company or, to the extent permitted by Delaware law, shall make a tender offer for all of the shares of Common Stock not then held by it, in each case on terms and conditions as nearly equivalent as possible to those contained in the Merger Agreement. The provisions of this Section 7 are intended both for the benefit of the undersigned and for the benefit of the Company and the other stockholders of the Company, and may not be modified, waived or amended without the consent of the Company.

                  8. The undersigned hereby agrees, at any meeting of the stockholders of the Company and in any action by written consent of the stockholders of the Company, to: (i) vote all of the shares of capital stock of the Company then owned by the undersigned in favor of the approval and adoption of the Merger Agreement; (ii) vote such shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement; and (iii) vote such shares against any action or agreement that would impede, interfere with or attempt to discourage the Merger or the other transactions contemplated by the Merger Agreement.

                  In furtherance of the foregoing, the undersigned hereby grants the Parent, with full power of substitution in the premises, its proxy and power of attorney to vote all of the Undersigned's Shares at any meeting of the stockholders of the Company, and to execute written consents in order to take such action without the necessity of a meeting of the stockholders of the Company, in accordance with the provisions of the preceding paragraph.

                  The proxy and power of attorney granted herein shall be irrevocable during the term of the Merger Agreement, shall be deemed to be coupled with an interest and shall revoke all prior proxies granted by the undersigned. The undersigned shall not grant any proxy to any person that conflicts with the proxy granted herein, and any attempt to do so shall be void. The power of attorney granted herein is a durable power of attorney and shall survive the disability or incompetence of the undersigned.

                  9. The undersigned hereby waives its rights to appraisal under
Section 262 of the Delaware General Corporation Law with respect to any shares of Common Stock owned by it in connection with the transactions contemplated by the Merger Agreement.


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                  10. So long as the Merger Agreement is in effect, the
undersigned shall not, and shall cause its affiliates not to, issue or cause the publication of any press release or any other announcement with respect to the Merger, this letter agreement or the Merger Agreement without the consent of the Parent, except where such release or announcement is required by applicable law, in which case the undersigned will use its best efforts to provide a copy of the proposed press release or announcement to the Parent prior to its being made available to the public.

                  11. The undersigned agrees that damages would be an inadequate remedy for the breach by it of this letter agreement and that, without limiting any of your other rights, you shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce the obligations and agreements of the undersigned contained herein.

                  12. The undersigned has been duly authorized to enter into this Stockholder Agreement and the person executing and delivering this Stockholder Agreement on behalf of the undersigned has been duly authorized to do so. This letter agreement constitutes a legal, valid and binding agreement of the undersigned, enforceable against the undersigned in accordance with its terms.

                  13. This Stockholder Agreement, the Option and the obligations of the undersigned hereunder shall terminate upon termination of the Merger Agreement in accordance with its terms, provided, however, that in the event of any termination of the Merger Agreement by the Company pursuant to Section 8.1(iv) of the Merger Agreement (which permits the Company to terminate the Merger Agreement if the Effective Time shall not have occurred by the date that is 120 days after the date hereof) this Stockholder Agreement, the Option and the obligations of the undersigned hereunder shall terminate on the date 30 days after the date of termination of the Merger Agreement. Any modification or amendment of the Merger Agreement by the parties thereto shall not alter the agreements and obligations of the undersigned contained herein, provided that such modification or amendment does not change in any material adverse manner the form or amount of consideration to be received by the undersigned in respect of the Undersigned's Shares pursuant to the Merger.

                  14. This Stockholder Agreement shall be binding upon the successors, assigns and affiliates of each party hereto and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.


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                  15. Any term or provision of this Stockholder Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Stockholder Agreement or affecting the validity or enforceability of any of the terms or provisions of this Stockholder Agreement in another jurisdiction.

                  16. This Stockholder Agreement constitutes the complete agreement among the parties with respect to the subject matter hereof. This Stockholder Agreement may not be modified, altered, amended or waived except by an agreement in writing signed by you and the undersigned. If any of the other Stockholder Agreements dated the date hereof between you and certain other shareholders of the Company are amended, the undersigned shall have the right to cause you to enter into a similar amendment to this Stockholder Agreement.

                  Please confirm that the foregoing correctly states the understanding between us by signing and returning to us

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a counterpart hereof. This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same instrument.

                                                     Very truly yours,

                                                     JANOS SZEKERES

                                                      By:  /s/ Donald Christ
                                                           Donald Christ, as
                                                           attorney-in-fact for
                                                           Janos Szekeres


Confirmed on the date first above written.

RICOH CORPORATION


By: /s/ R.S. Larchuk
   R.S. Larchuk
   Senior Vice President




Acknowledged and agreed
with respect to paragraphs
5 & 7 above:


SAVIN CORPORATION


By: /s/ D. Thomas Abbott
   D. Thomas Abbott
   Chairman


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